UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 23, 2022

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

7001 E. Belleview Ave., Suite 800, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 7.01. REGULATION FD DISCLOSURE

Beginning January 1, 2022, SSR Mining Inc., a British Columbia corporation (“SSR Mining”), began complying with U.S. domestic issuer requirements and adopted U.S. generally accepted accounting principles (“U.S. GAAP”). SSR Mining previously was a foreign private issuer and prepared its consolidated financial statements in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. SSR Mining remains a public reporting company in Canada and will continue to be subject to, among other things, Canada’s continuous disclosure requirements, including Canada’s National Instrument 51-102 - Continuous Disclosure Obligations (“NI 51-102”). Pursuant to the requirements of NI 51-102, SSR Mining filed, with Canadian securities regulators on SEDAR, interim consolidated financial statements of SSR Mining for the first three quarters of the year ended December 31, 2021 that were prepared in accordance with U.S. GAAP (the “U.S. GAAP Financial Statements”), together with a management’s discussion and analysis of financial condition and results of operations (“MD&A”) for each quarter.

The U.S. GAAP Financial Statements and MD&A are being filed voluntarily by SSR Mining in this Current Report on Form 8-K. SSR Mining had previously filed, on a Form 6-K, interim consolidated financial statements prepared in accordance with IFRS (the “IFRS Financial Statements”) and the related management’s discussion and analysis of financial condition and results of operations (the “IFRS MD&A”) following the completion of each of the first three quarters of the year ended December 31, 2021 (each such date, a “Quarterly Filing Date”). The U.S. GAAP Financial Statements and the MD&A filed in this Current Report on Form 8-K have been prepared as of the same Quarterly Filing date of the comparable IFRS Financial Statements and IFRS MD&A and, unless otherwise specifically indicated, the U.S. GAAP Financial Statements and MD&A have not been updated to reflect events occurring after the respective Quarterly Filing Date.

A copy of the U.S. GAAP Financial Statements and MD&A for each of the first three quarters of the year ended December 31, 2021 are furnished as Exhibits 99.1 to 99.6 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 to 99.6, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act..

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Interim consolidated financial statements of SSR Mining as of and for the three months ended March 30, 2021
99.2	Management’s Discussion and Analysis for the three months ended March 30, 2021
99.3	Interim consolidated financial statements of SSR Mining as of and for the three and six months ended June 30, 2021
99.4	Management’s Discussion and Analysis for the three and six months ended June 30, 2021
99.5	Interim consolidated financial statements of SSR Mining as of and for the three and nine months ended September 31, 2021
99.6	Management’s Discussion and Analysis for the three and nine months ended September 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: February 23, 2022